Henderson	Summary Prospectus • January 14, 2011

Global Equity Income Fund
Class A Shares (HFQAX), Class C Shares (HFQCX), Class I Shares (HFQIX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontact@hendersonna.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated November 30, 2010 as supplemented January 14, 2011, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective
The Global Equity Income Fund’s investment objective is to achieve a high level of current income and, as a secondary objective, steady growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 37-39 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 58 of the Statement of Additional Information. Class I shares were formerly known as Class W shares.

Shareholders fees	Class A	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	1.00%(a)	None

Annual fund operating expenses	Class A	Class C	Class I
(expenses you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.12%
(a) A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$706	$984	$1,283	$2,131
Class C	315	664	1,140	2,456
Class I	114	356	618	1,368

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$706	$984	$1,283	$2,131
Class C	215	664	1,140	2,456
Class I	114	356	618	1,368

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in a portfolio of income-producing equity securities, such as common and preferred dividend-paying stocks. The Fund invests in US and non-US issuers and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

In selecting investments, the managers primarily seek to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the managers, undervalued or inexpensive relative to other similar investments. Security selection will be based upon an analysis of a broad range of appropriate value metrics, including price to earnings ratios, valuation relative to asset values, and a particular focus on cash flow generation and ability to service growing dividend streams in the medium term.

For its investments in common stocks, the Fund seeks to invest in securities that the managers believe have the potential for growth of income and capital over time. The managers may shift the Fund’s assets among various types of income-producing securities based on changing market conditions. The Fund may also invest in fixed income securities (including non-investment grade), derivatives, equity real estate investment trusts (REITs) and preferred stocks. The Fund may invest across the maturity range of fixed income securities.

Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the managers believe that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization “value” stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the managers believe offer the potential for income and long term capital appreciation). The managers may, however, invest in smaller and less seasoned issuers and in stocks that are considered “growth” stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund would sell a stock that has declared its dividend and no longer trades with an entitlement to the dividend, and purchase another stock that is about to declare a dividend. By entering into a series of such trades, the Fund could augment the amount of dividend income it receives over the course of a year.

The Fund has no limits on the geographic asset distribution of its investments, but the Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. The Fund may invest in companies domiciled in any country that the managers believe to be appropriate to the Fund’s objective. The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities. The Fund has no specific capitalization range for foreign companies in which it will invest. The capitalization range for foreign companies will vary over time depending on the managers’ ongoing assessment of market opportunities for the Fund.

The Fund will generally consider selling a security when in the managers’ opinion there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the managers’ opinion, a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund’s dividend capture trading strategy.

The Fund may engage in derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, or to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities. However, the Fund may also purchase or sell other types of futures or forward contracts; options on futures contracts; over-the-counter options; equity collars; equity-linked securities and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective, and the Fund’s dividend capture strategy may increase the rate of portfolio turnover. The Fund’s portfolio turnover rate may be 100% or more. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

• Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

• Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

• Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

• Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

• Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks.

In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

• Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

• Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

• High Yield Securities Risk. High yield securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, investments in high yield securities are subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; greater likelihood that adverse company specific events will render the issuer unable to make interest and/or principal payments when due; and if a negative perception of the high yield market develops, greater risks that the price and liquidity of high yield securities may be depressed.

• Credit/Default Risk. The risk that one or more debt securities will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences an actual or perceived decline in its financial status. Below investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

• Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. (This is known as prepayment risk and may reduce the Fund’s income.) During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. (This is known as extension risk.)

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Total Return (%)
per calendar year

During the three-year period ended December 31, 2009, the Fund’s highest and lowest quarterly returns were 14.41% and (12.34)% for the quarters ended June 30, 2009 and September 30, 2008, respectively. The year-to-date return through September 30, 2010 was 1.04%.

Average Annual Total Returns for periods ended December 31, 2009	1 Year	Since Inception
(including maximum sales charges)%		%
CLASS A (Inception November 30, 2006)
Return Before Taxes	15.18	(3.53)
Return After Taxes on Distributions	11.95	(4.82)
Return After Taxes on Distributions and Sale of Fund Shares	9.58	(3.18)
CLASS C (Inception November 30, 2006)
Return Before Taxes	21.19	(2.41)
MSCI World Index (reflects no deductions for fees, expenses or taxes)	30.79	(4.32)

The inception date for Class I shares is March 31, 2009 and therefore no returns are shown for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Alex Crooke, Director of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.
•	Job Curtis, Head of Value and Income, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMPRO-GEI-11